SECURITIES AND EXCHANGE COMMISSIOn
                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) October 11, 1994
                                                 (July 1, 1994)



                      Hibernia Corporation
       (Exact name of issuer as specified in its charter)




 Louisiana                 1-10294                72-0724532
(State or other          (Commission              (IRS Employer
jurisdiction of          File Number)        Identification No.)
organization)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5332


Item 5.   Other Events

     As has been disclosed by the Registrant in prior filings, effective July 1, 1994, First Commercial Bancshares, Inc. was merged with and into the Registrant, in a stock-for-stock exchange that was accounted by the Registrant for as a pooling of interest. On that same day, Bastrop National Bank was merged into Hibernia National Bank, a subsidiary of the Registrant, in a stock-for-stock exchange with the Registrant accounted for by the Registrant as a pooling of interests. In addition, effective August 1, 1994, First Bancorp of Louisiana, Inc. and First Continental Bancshares, Inc. were each merged with and into the Registrant, in separate stock-for-stock exchanges that were accounted by the Registrant for as pooling of interests. For the remainder of the 1994 fiscal year, if the Registrant desires to file a registration statement under the Securities Act of 1933, as amended (the "Act"), the Registrant will be required to prepare restated financial statements reflecting the above-described transactions.

     The Registrant has prepared restated supplemental consolidated financial statements reflecting the above-described transactions and is filing them as Exhibit 99.1 to this Current Report on Form 8-K so that the Registrant may incorporate such financial statements into any future registration statements by reference to this Report.

     Also filed as exhibits hereto are the audited financial statements of Bastrop National Bank and the audited consolidated financial statements of First Commercial Bancshares, Inc., First Bancorp of Louisiana, Inc. and First Continental Bancshares, Inc..

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

          23        Consent of Ernst & Young LLP

          99.1 Supplemental Consolidated Financial Statements of Hibernia Corporation (as restated to reflect the acquisitions of Commercial Bancshares, Inc., and Bastrop National Bank on July 1, 1994 and the acquisitions of First Bancorp of Louisiana, Inc. and First Continental Bancshares, Inc. on August 1,
                    1994)

          99.2      Audited Consolidated Financial Statements of
                    Commercial Bancshares, Inc. for the fiscal year ended December 31, 1993

          99.3      Audited financial statements of Bastrop
                    National Bank for the fiscal year ended
                    December 31, 1993

          99.4 Audited consolidated financial statements of First Bancorp of Louisiana, Inc. for the fiscal year ended December 31, 1993

          99.5 Audited consolidated financial statements of First Continental Bancshares, Inc. for the fiscal year ended December 31, 1993

                          EXHIBIT INDEX

Exhibit                                                     Page
Number    Description                                       Number

23        Consent of Ernst & Young LLP

99.1      Supplemental Consolidated Financial Statements
          of Hibernia Corporation (as restated to
          reflect the acquisitions of Commercial
          Bancshares, Inc., and Bastrop National Bank on
          July 1, 1994 and the acquisitions of First
          Bancorp of Louisiana, Inc. and First
          Continental Bancshares, Inc. on August 1,
          1994

99.2      Audited Consolidated Financial Statements of
          Commercial Bancshares, Inc. for the fiscal year ended December 31, 1993

99.3      Audited financial statements of Bastrop
          National Bank for the fiscal year ended
          December 31, 1993

99.4 Audited consolidated financial statements of First Bancorp of Louisiana, Inc. for the fiscal year ended December 31, 1993

99.5 Audited consolidated financial statements of First Continental Bancshares, Inc. for the fiscal year ended December 31, 1993

                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HIBERNIA CORPORATIOn
                                        (Registrant)


Date:  October 11, 1994            By:  /s/ RONALD E. SAMFORD, JR.
                                        Ronald E. Samford, Jr.
                                        Chief Accounting Officer